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                                                                   EXHIBIT 10.24

                                 AMENDMENT NO. 1
                          DATED AS OF NOVEMBER 26, 2003
                                       TO
                           PURCHASE AND SALE AGREEMENT
                          DATED AS OF FEBRUARY 28, 2003

         This AMENDMENT NO. 1 (this "Amendment"), dated as of November 26, 2003, is entered into between CITGO PETROLEUM CORPORATION, a Delaware Corporation, as seller (the "Seller") and CITGO FUNDING COMPANY, L.L.C., a Delaware limited liability company, as purchaser (together with its successors and permitted assigns, the "Purchaser").

                                    RECITALS

         WHEREAS, the parties hereto have entered into a certain Purchase and Sale Agreement, dated as of February 28, 2003 (as amended through the date hereof, the "Agreement");

         WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

         NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement.

         SECTION 2. Amendments to the Agreement.

         2.1 Section 1.1 is hereby amended to add the following definitions in appropriate alphabetical order:

                  "`Net Outstanding Balance' means, with respect to any Receivable subject to a Netting Arrangement at any time, the amount by which the outstanding principal balance of such Receivable exceeds the corresponding amount of payables owed by the Originator to the Obligor."

                  "`Netting Arrangement' means an express agreement entered into between the Originator and an Obligor in the ordinary course of the Originator's business which provides that the Obligor will net payables owed to it by the Originator against the Receivables owed by it."

                  "`Permitted Offset Claim' has the meaning set forth in Exhibit I to the Receivables Purchase Agreement."

         2.2 Section 2.2(a) of the Agreement is hereby amended to add the following at the end thereof:

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         "For purposes of the foregoing Purchase Price calculation, the
         Outstanding Balance of any Receivable subject to a Netting Arrangement shall be deemed to be its Net Outstanding Balance."

         2.3 Section 2.3 of the Agreement is hereby amended to add the following at the end thereof:

         "for the avoidance of doubt, (i) upon the initial effectiveness of any Netting Arrangement, the initial reduction of the Outstanding Balance to equal the Net Outstanding Balance shall give rise to a Purchase Price Credit and (ii) any future reductions in the Net Outstanding Balance from time to time on account of such Netting Arrangement shall continue to give rise to Purchase Price Credits."

         2.4 Section 4.1(o) of the Agreement is hereby amended in its entirety to read as follows:

                  "(o)     Except for Receivables (i) sold on the Closing Date
         the balance of which are not included in the Net Receivables Balance for such date or (ii) subject to a Netting Arrangement, each Receivable purchased by or otherwise transferred to the Purchaser hereunder is, on the date of such purchase or transfer, an Eligible Receivable."

         SECTION 3. Miscellaneous.

         3.1 Effectiveness. This Amendment shall become effective on the date when the Agent shall have received (i) counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto and (ii) such information, certificates, documents and opinions as the Agent shall reasonably request.

         3.2 References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

         3.3 Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         3.4 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         3.5 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

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         3.6      Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         3.7 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

         3.8 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            CITGO PETROLEUM CORPORATION,
                                            as Seller

                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            CITGO FUNDING COMPANY, L.L.C.
                                            as Purchaser

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                                              Amendment No. 1 to
                                                     Purchase and Sale Agreement

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Acknowledged and consented to:

SOCIETE GENERALE,
as Agent

By:_______________________________
Name:_____________________________
Title:____________________________

                                                              Amendment No. 1 to
                                                     Purchase and Sale Agreement

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